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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 10, 2010

Live Nation Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9348 Civic Center Drive Beverly Hills, California (Address of principal executive offices)		90210 (Zip Code)

(310) 867-7000
Registrant's telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

 EXPLANATORY NOTE

        Pursuant to Rule 3-05(b) of Regulation S-X, the unaudited consolidated financial statements of Ticketmaster Entertainment LLC as of and for the quarter ended March 31, 2010 are filed as an exhibit hereto.

Item 9.01    Financial Statements and Exhibits.

(a)
Financial Statements of Business Acquired

        The financial statements required by this Item 9.01(a) are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.

(d)
Exhibits

        The information in the Exhibit Index of this Current Report on Form 8-K is incorporated into this Item 9.01(d) by reference.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.
By:	/s/ BRIAN CAPO Brian Capo Senior Vice President and Chief Accounting Officer

May 10, 2010

 EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Consolidated financial statements of Ticketmaster Entertainment LLC as of and for the quarter ended March 31, 2010.

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EXPLANATORY NOTE
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX